Performance Management - Simplify US Equity PLUS Managed Futures Strategy ETF	Dec. 03, 2025
Prospectus [Line Items]
Bar Chart and Performance Table [Heading]	Performance: Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholder semi-annually. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.
Performance One Year or Less [Text]	Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus.
Performance Availability Website Address [Text]	www.simplify.us
Performance Availability Phone [Text]	1 (855) 772-8488